UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2013 (May 10, 2013)

Chaparral Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-134748	73-1590941
State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, Oklahoma		73114
(Address of Principal Executive Offices		(Zip Code)

Registrant’s telephone number, including area code:		(405) 478-8770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 10, 2013, Chaparral Energy, Inc. (referred to herein as “we,” “our” and “us”) closed the sale of a group of assets in the Creek County area of Eastern Oklahoma for $61.5 million, subject to pre- and post-closing adjustments.  These assets, which were non-core, accounted for approximately 40,000 barrels of our first quarter production and 3.7 million Boe of our 2012 year-end reserves.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL ENERGY, INC.
Date: May 13, 2013
By: /s/ David J. Ketelsleger
Name: David J. Ketelsleger
Senior Vice President and
General Counsel